Exhibit 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1700 Philadelphia, PA 19103

Independent Accountant’s Report

To the Management of:

The J.G. Wentworth Company

J.G. Wentworth Management Company, LLC

Green Apple Management Company, LLC

Lottery Origination, LLC

JGW IX LLC

1200 Morris Drive

Chesterbrook, PA 19087

And

Nuveen

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

We have performed the procedures enumerated below, which were agreed to by the J.G. Wentworth Management Company, LLC and Nuveen (together, the “Specified Users”), solely to assist you in evaluating the 2019 lottery contract receivables included in the JGW IX LLC Series 2019-E Notes retranche described in the procedures. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures and findings are as follows:

BDO tested the twenty (20) purchased lottery receivable agreements below and performed the following procedures with respect to each selected sample:

File
1	1665073-1
2	969278-1
3	1639455-6
4	968715-3
5	968312-1
6	968575-1
7	1650483-1
8	1429551-1
9	1258577-2
10	969074-1
11	967180-1
12	1481594-2
13	1650456-1
14	1636615-1
15	1309515-1
16	1400323-3
17	1650512-1
18	964531-1
19	1396046-1
20	1650648-1

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

a.

State of Residence: Compared the assignor’s state of residence per the GLS column of the File Review Data File to (1) the state noted in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and (2) the Address field of the SSC Purchase Page in the WAIDE system.

All items were found to be in agreement.

b.

Scheduled Payments Purchased: Compared the total payment per the CF column of the File Review Data File to the total amount of the scheduled payments (excluding the payments occurring before the applicable Cut Off Date) as indicated in WAIDE, and agreed that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Date) as set forth in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File. For purposes of this procedure the Specified Parties (as defined herein) have agreed that differences of +/- $1 or less are not considered exceptions.

All items were found to be in agreement.

c.

Purchase and Payment Date Information: Compared the first payment due date per the SSC Payment Schedule in the WAIDE system to the first payment due date per the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and observe the two dates are within 30 business days.

All items were found to be in agreement.

d.

Purchase and Payment Date Information: Compared the last payment due date per the SSC Payment Schedule in the WAIDE system to the last payment due date per the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and observe the two dates are within 30 days and in the same calendar month.

All items were found to be in agreement.

e.

Purchase Agreement Information: Observed that the purchase price per the Purchase Price Field of the SSC Purchase page in the WAIDE system is greater than or equal to the purchase price as indicated in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File (net of payment deductions for scheduled payments occurring within 15 days of the applicable Cut Off Date).

All items were found to be in agreement.

f.

Assignment Type-Court Order: For each lottery receivable with an assignment type indicated as “Court Order” on the File Review Data File, observed that a Court Order referencing the assignor and the lottery receivable was included in the Collateral File.

All items were found to be in agreement.

g.

State Lottery Commission Issuer: Compared the name of the state lottery commission issuer per the Court Order in the Collateral File with the name of the state lottery commission issuer per the Updated Obligor column of the File Review Data File.

All items were found to be in agreement.

h.

Notice of Direction of Payment: Observed that the Court Order included in the Collateral File includes language directing that payments to the lottery winner be forwarded to “R.C. Henderson Lottery Trust, P.O. Box 223852 Pittsburgh, PA 15251-2852.”

All items were found to be in agreement.

i.	Lien Search: Observed that the Collateral File contains a (1) consumer credit report and a (2) UCC lien search that makes reference to the assignor.

All items were found to be in agreement.

j.	Lien Filing: Observed that the Collateral File includes a UCC Filing identifying the assignor and the secured party is noted to be Lottery Funding, LLC.

All items were found to be in agreement.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the 2019 lottery contract receivables included in the JGW IX LLC Series 2019-E Notes retranche. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties and is not intended to and should not be used by anyone other than these specified parties.

December 13, 2019